UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 15, 2025
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13430 North Dysart Road, Suite 105 Surprise, AZ	85379
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2025, Michael Edell was appointed as Interim Chief Operating Officer of our company.

Mr. Edell, age 62, founded Westlake Serial Company, LLC in January 2018 and currently serves as a member of its board of directors. Westlake Serial Company, LLC was founded to provide private label consumer package goods in the eco-friendly home cleaning space in addition to providing services to support companies in commercializing existing technologies into consumer-facing products. In April 2025, Mr. Edell also founded Rancher’s Pride, LLC, a wagyu beef-based pet treat company, and currently serves as a member on its board of directors. In March 2008, Mr. Edell founded MaddieBrit Products, LLC, a consumer package goods products company in the eco-friendly home cleaning space, and served as a member of its board of directors until the company was sold in March 2025. In June 2021, Mr. Edell founded Waterleaf Paper Company, a dissolvable wrapping paper company, and served as a member of its board of directors until it was sold in March 2024. Mr. Edell received his bachelor’s degree from California State University.

Mr. Edell has no family relationship with any of the executive officers or directors of our company. There are no arrangements or understandings between Mr. Edell and any other person pursuant to which he was elected as an officer of our company.

Mr. Edell will receive compensation of $30,000 per month and will be eligible for bonus compensation at the discretion of our Board of Directors. Mr. Edell will be eligible for reimbursement on all reasonable business expenses incurred in the ordinary course of business. Due to the interim nature of the position, Mr. Edell will not be eligible for standard benefits including, but not limited to, health insurance, retirement plans, paid time off, or other fringe benefits, except as required by California law. Similarly, Mr. Edell will not be entitled to, nor eligible for, severance pay, separation pay, or any other post-termination compensation. Mr. Edell will enter into a form of indemnification agreement applicable to our directors and officers.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2025	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary